Exhibit 99.1

Motorsport Games Inc. Announces Business Updates and Preliminary 2024 Results

MIAMI, Florida - February 4, 2025 – Motorsport Games Inc. (NASDAQ: MSGM), a racing game developer and publisher, today announced operational, financial and other business updates.

Recent Highlights and Accomplishments

●	Expected to generate fourth quarter 2024 revenues ranging from $1.8 million to $2.1 million and full year 2024 total revenues ranging from $8.5 million to $8.8 million;
●	Recorded strong revenues during December, boosted by the release of new content for Le Mans Ultimate, a title still in early access that has surpassed 100,000 net unit sales;
●	Launched a new subscription option within our growing RaceControl platform, our online service providing multiplayer and community related features in support of our game titles;
●	Recorded cash from RaceControl’s new subscription offering exceeding internal forecasts, reflecting strong user engagement and demand for integrated services of this type; and
●	The Company expects to continue expanding Le Mans Ultimate throughout at least 2025 given the positive market reception and strong attachment rate of additional content offerings.

Stephen Hood, CEO of Motorsport Games, stated, “We ended the year with strong momentum and with player enthusiasm for Le Mans Ultimate high as a result of the new content and features delivered in December. These preliminary quarterly and full year 2024 results reflect our continued focused strategy to create great gaming experiences whilst streamlining our business costs. We aim to further this positive course and our concerted efforts in the racing game market with rFactor 2, Le Mans Ultimate and our partnership with Kindred Concepts (F1® Arcade) into 2025.”

Mr. Hood further stated, “Management and the Board continue to engage with potential investors about financing and strategic partnerships as we consider strategic alternatives to maximize shareholder value. This includes a potential sale or merger of the Company and to seek funding that would allow us to deliver on viable opportunities to grow revenue, including expanding on the early success of Le Mans Ultimate and potentially bring it to Sony PlayStation and Microsoft Xbox gaming consoles and reach a larger potential gaming market.”

2024 Financial Results

The Company currently expects to report revenues ranging from $1.8 million to $2.1 million for the fourth quarter of 2024, and from $8.5 million to $8.8 million for the year ended December 31, 2024. During the fourth quarter and year ended December 31, 2023, the Company reported revenues of $1.7 million and $6.9 million, respectively.

Total operating expenses are expected to range from $2.0 million to $2.4 million for the fourth quarter of 2024, and from $11.1 million to $11.5 million for the year ended December 31, 2024. During the fourth quarter and year ended December 31, 2023, the Company reported total operating expenses of $3.8 million and $22.7 million, respectively.

Net loss is expected to range from $2.5 million to $2.9 million for the fourth quarter of 2024, and from $2.6 million to $3.0 million for the year ended December 31, 2024. During the fourth quarter and year ended December 31, 2023, the Company reported net income of $2.7 million and net loss of $14.3 million, respectively.

The Company expects to report its full fourth quarter and fiscal year 2024 financial results later this quarter. The preliminary financial results described in this update have not been audited and are subject to adjustment based on the Company’s completion of year-end financial close processes.

About Motorsport Games:

Motorsport Games is a racing game developer, publisher and esports ecosystem provider of official motorsport racing series. Combining innovative and engaging video games with exciting esports competitions and content for racing fans and gamers, Motorsport Games strives to make racing games that are authentically close to reality. The Company is the officially licensed video game developer and publisher for iconic motorsport racing series including the 24 Hours of Le Mans and the FIA World Endurance Championship, recently releasing Le Mans Ultimate in Early Access. Motorsport Games also owns the industry leading rFactor 2 and KartKraft simulation platforms. rFactor 2 also serves as the official sim racing platform of Formula E, while also powering F1 Arcade through a partnership with Kindred Concepts. Motorsport Games is also an award-winning esports partner of choice for the 24 Hours of Le Mans, creating the renowned Le Mans Virtual Series. Motorsport Games is building a virtual racing ecosystem where each product drives excitement, every esports event is an adventure, and every race inspires.

For more information about Motorsport Games visit: www.motorsportgames.com.

Forward Looking Statements

Certain statements in this press release which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this press release that are not statements of historical fact may be deemed forward-looking statements. Words such as “continue,” “will,” “may,” “could,” “should,” “expect,” “expected,” “plans,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” and similar expressions are intended to identify such forward-looking statements.

These forward-looking statements include, but are not limited to, the statements concerning the preliminary financial results on an unaudited basis for the quarter and year ending December 31, 2024, including anticipated revenues ranging from $1.8 million to $2.1 million for the fourth quarter of 2024, and from $8.5 million to $8.8 million for the year ended December 31, 2024; total operating expenses ranging from $2.0 million to $2.4 million for the fourth quarter of 2024, and from $11.1 million to $11.5 million for the year ended December 31, 2024; and net loss ranging from $2.5 million to $2.9 million for the fourth quarter of 2024, and from $2.6 million to $3.0 million for the year ended December 31, 2024.

These preliminary results are based on the most current information available to management and are subject to completion of the financial closing procedures. Further, these preliminary estimates are not a comprehensive statement or estimate of the Company’s financial results or financial condition as of and for the year ended December 31, 2024. The unaudited preliminary financial information included herein has been prepared by, and is the responsibility of, management. The Company’s independent registered public accounting firm has not audited, reviewed, compiled or completed its procedures with respect to such unaudited financial information and, accordingly, such firm does not express an opinion or any other form of assurance with respect thereto. Actual results may differ from these preliminary results. Accordingly, you should not place undue reliance on these preliminary estimates.

The company assumes no obligation to update these preliminary estimates except as required by law.

All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Motorsport Games and are difficult to predict. Examples of such risks and uncertainties include, without limitation, the Company’s ability to achieve the preliminary results provided.

Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in Motorsport Games’ filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as well as in its subsequent filings with the SEC. Motorsport Games anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Motorsport Games assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Motorsport Games’ plans and expectations as of any subsequent date. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, Motorsport Games’ website or other websites referenced or linked to this press release shall not be incorporated by reference into this press release.

Website and Social Media Disclosure

Investors and others should note that we announce material financial information to our investors using our investor relations website (ir.motorsportgames.com), SEC filings, press releases, public conference calls and webcasts. We use these channels, as well as social media and blogs, to communicate with our investors and the public about our company and our products. It is possible that the information we post on our websites, social media and blogs could be deemed to be material information. Therefore, we encourage investors, the media and others interested in our company to review the information we post on the websites, social media channels and blogs, including the following (which list we will update from time to time on our investor relations website):

Websites	Social Media
motorsportgames.com	Twitter: @msportgames
Instagram: msportgames
Facebook: Motorsport Games
LinkedIn: Motorsport Games

The contents of these websites and social media channels are not part of, nor will they be incorporated by reference into, this press release.

Contacts:

Investors:

Investors@motorsportgames.com

Media:

PR@motorsportgames.com